Exhibit 10.8

                                 MARCH 22, 2001

                                  AMENDMENT TO
                              SHUFFLE MASTER, INC.
                             1993 STOCK OPTION PLAN

The first sentence of Section 3.) is hereby amended to read as follows:

      3.) Options Available Under Plan. The Corporation's authorized Capital Stock in an amount equal to 2,265,000 shares is hereby made available, and shall be reserved for issuance under this Plan.

The remaining language of Section 3.) is unchanged.